Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of XG Sciences, Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: December 10, 2018

By:/s/ Philip L. Rose
Name: Philip L. Rose
Titles: Chief Executive Officer, President and Principal Executive Officer

By: /s/ Jacqueline Lemke
Name: Jacqueline Lemke Titles: Chief Financial Officer and Principal Financial Officer